2016 Fourth Quarter Earnings January 26, 2017

01/26/2017 Safe Harbor Statement Forward-Looking Statements Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. 2

01/26/2017 Southeastern Regional Bank in Attractive Growth Markets Eight Acquisitions 3 One Southeastern Franchise

01/26/2017 ■ Reported EPS of $0.24 and core EPS of $0.44 ■ Generated ROA of 0.53%, and core ROA of 0.96% ■ Closed CommunityOne merger on October 26, 2016 and accelerated cost- savings plan for full realization in 2Q ■ Managed balance sheet to year-end $9.9 billion in assets, in line with plan ■ Completed new payment platform roll-out, with launch of credit card and merchant services ■ Reported efficiency ratio of 78% including merger charges, and improved core efficiency ratio to 58% ■ Maintained conservative credit and interest-rate risk profile, leaving Capital Bank exceptionally well-positioned for 2017 4 Fourth Quarter Highlights Note: See reconciliation of core EPS, core ROA, and core efficiency ratio in appendix

01/26/2017 ■ 4Q16 includes CommunityOne for 67 days ■ NIM benefitted from 9 bps in loan recoveries ■ Provision includes $2.6 mm for New Loans and $0.6 mm reversal of impairment on legacy purchased ■ Non-interest income includes $0.5 mm from new credit card and merchant services products ■ Efficiency ratio of 78% includes merger charges; core efficiency ratio down y/y and under 60% target 5 Fourth Quarter Financial Summary Note: See reconciliation of core net income, core EPS, core fee ratio, core efficiency ratio, core ROA, and core ROTCE in appendix ($ mm's except per share data, growth rates, and metrics) 4Q16 3Q16 4Q15 Net interest income 77.8$ 24% 25% Provision 2.0 238% 82% Non-interest income 17.0 38% 61% Non-interest expense 74.0 56% 55% Pretax income 18.9 -30% -21% Net income 12.4 -33% -17% Per share 0.24$ -43% -29% Non-GAAP Adjustments 9.9 NM NM Core net income 22.3 21% 22% Per share 0.44$ 5% 7% Key Metrics 4Q16 3Q16 4Q15 Net interest margin (NIM) 3.67% 3.58% 3.70% Fee ratio 17.9% 16.5% 14.6% Efficiency ratio 78.0% 63.4% 65.7% ROA 0.53% 0.97% 0.82% ROE 3.8% 7.2% 6.1% Non-GAAP Core Metrics Core fee ratio 16.3% 16.4% 14.5% Core efficiency ratio 58.2% 61.1% 58.9% Core ROA 0.96% 0.97% 1.00% Core ROTCE 8.7% 8.4% 8.7% % change

01/26/2017 6 Note: See reconciliation of core EPS, core ROA, and core efficiency ratio in appendix Tangible Book Value Per Share Non-GAAP Adjustments Detail (In thousands) Fourth Quarter Financial Summary (continued) ■ Conversion, merger, and restructuring expenses running in line with plan ■ OCI change due to rising interest rates during 4Q ■ CommunityOne purchase accounting in line with original announcement 4Q16 Conversion, merger, severance, and restructuring 18,536$ Legal settlement 1,361 Tax adjustment (1,350) Securities gains (1,894) Total pre-tax 16,653 Tax effect of adjustments (6,775) Total after-tax 9,878$ 3Q16 20.53$ OCI (0.39) CommunityOne purchase accounting (0.23) Dividends (0.12) Buybacks (0.11) Other 0.09 Net Income 0.24 4Q16 20.01$ Original Current TBV dilution per share $0.19 $0.23 Cost savings 39% mid-40% Estimated merger/conversion expenses $25 mm $27 mm Fully phased in timing 18 months 9 months Estimated earn-back 2.3 years 2.0 years

On Track for 1.10% ROA by Year-end 2017



+0.16%
-0.05%
-0.03%
+0.06%
1.10%
Core ROA 0.96%
ROA 0.53%
4Q16
CommunityOne Cost Savings
NIM Compression
Provision
Other
4Q17 Target

- Fully phased-in cost savings from CommunityOne expected to be realized during Q2 17
- NIM will compress due to run off in accretable yield
- Provision will increase due to fewer impairment reversals from legacy acquired loans
- Other cost savings programs in place and under development
- Projections do *not* assume higher interest rates in 2017

Note: See reconciliation of core ROA in appendix

7

01/26/2017

Well Positioned for Higher Interest Rates Asset & Liability Durations Earnings Sensitivity (In millions) Note: Base case assumes static rates and balance sheet as of 11/30/2016. +75 bps case approximates consensus outlook with 3 rate hikes in the Federal Funds Rate (occurring in June 2017, September 2017, and December 2017), and a +125 bps increase in the 10 yr. US Treasury yield curve. 8 ■ Consensus outlook for 75 bps in rate hikes during 2017 would boost net income by $1.6 mm in 2017 and $8.0 mm in 2018 ■ Conservative asset sensitive position reflects short-duration loan portfolio and high proportion of core deposit funding Loan Maturities Note: Effective durations estimated as of 11/30/2016. Loan maturities as of 12/31/2016. $1.1 $1.6 $2.1 $5.3 $8.0 $10.7 - 2 4 6 8 10 12 Base +25 bps +50 bps +75 bps +100 bps 2017 2018 Se uriti s 4.0 Loans 1.4 Non-interest Checking 6.1 NOW 3.7 Money Market 2.3 Savings 3.7 Time Deposits 1.1 Borrowings 0.0 0 - 1 yr. Fixed, 4% 1 - 3 yr. Fixed, 10% 3 - 5 yr. Fixed, 17% 5 - 7 yr. Fixed, 6% 7 - 10 yr. Fixed, 3% 10+ yr. Fixed, 8% Variable Rate, 52%

01/26/2017 9 Well-positioned for Tax Reform Effective Tax Rate Impact of Changes in Federal Tax Rate ■ Reduced corporate tax rates would significantly boost net income, due to high effective tax rate ■ BOLI/assets was 0.73% for CBF vs. 1.36% for peer median ■ Municipal holdings/assets was 0.22% for CBF vs. 1.97% for peer median ■ DTA would be impacted by lower tax rates, but impact on regulatory capital would be limited Note: CBF and peer data as of 3Q16 YTD per SNL and peer 10Q filings. Peer median is based on the peer group noted in the chart above. 34.9% 0% 5% 10% 15% 20% 25% 30% 35% 40% CF R HB HC TR MK ST BA VL Y PR K BX S PB CT PB UB SI BK U PN FP IBK C SS B CB F FC B OZ RK NY CB YD KN HO MB 1. Decrease in DTA for federal tax rates at 25% and 15% is based on a 10% and 20% reduction in the 12/31/2016 DTA balance, respectfully. 2. Decrease in Tier 1 capital for federal tax rates at 25% and 15% is equal to 20% of the corresponding decrease in DTA at the respective federal tax rate. Tier 1 capital is preliminary. Current Balance 25% 15% 2017 CBF Consensus EPS $1.85 + $0.30 + $0.58 DTA1 $150.3 mm - $15.0 mm - $30.1 mm Tier 1 Capital2 $1,101.7 mm - $3.0 mm - $6.0 mm Federal Tax Rate at:

01/26/2017 Note: Includes loan purchases of $29 mm, $8 mm, $16 mm, $126 mm, and $32 mm in 4Q15, 1Q16, 2Q16, 3Q16, and 4Q16, respectively. 10 Consistent High-Quality Loan Production New Loans by Product (In millions) New Loans by Geography (In millions) ■ Sold $100 mm in syndicated loans and ran off indirect portfolio by $27 mm. Excluding sales/run-off and CommunityOne acquisition, portfolio growth was 7% annualized during the quarter. ■ Carolinas loan production now includes CommunityOne 212 145 230 152 148 98 89 133 123 165 126 62 110 196 132 65 $501 $296 $473 $471 $445 4Q15 1Q16 2Q16 3Q16 4Q16 Commercial CRE Consumer Auto 145 75 139 213 116 199 141 183 138 241 157 80 151 120 88 $501 $296 $473 $471 $445 4Q15 1Q16 2Q16 3Q16 4Q16 Florida Carolinas Tennessee

01/26/2017 Note: Core deposits include noninterest demand, NOW, savings & money market, and excludes brokered deposits. 11 Strong Core Deposit Growth Deposit Balances (In millions) Cost of Deposits ■ Excluding CommunityOne acquisition, core deposits grew 11% annualized during the quarter and 10% y/y ■ Cost of deposits down 1 bp y/y due to growth in core deposits offsetting shrinkage in CDs 1,121 1,191 1,172 1,207 1,590 1,383 1,402 1,457 1,464 1,930 1,459 1,583 1,509 1,568 2,148 1,897 1,764 1,670 1,794 2,213 4Q15 1Q16 2Q16 3Q16 4Q16 Noninterest demand NOW Savings & Money Market Time / Other $7,881 $5,860 $5,940 $5,807 $6,033 27% 28% 24% 21% 0.40% 0.42% .41% 0.41% 0.39% 0.15% 0.17% 0.18% 0.19% 0.19% 0.40% 0.42% 0.42% 0.41% 0.41% 4Q15 1Q16 2Q16 3Q16 4Q16 Total Core Deposits Contractual Deposits

01/26/2017 Note: See reconciliation of contractual net interest margin in appendix 12 Net Interest Margin Grows 9 bps to 3.67% Net Interest Margin (NIM) NIM Drivers Yields and Cost of Funds 3.70% 3.64% 3.62% 3.58% 3.67% 3.21% 3.16% 3.25% 3.11% 3.27% 4Q15 1Q16 2Q16 3Q16 4Q16 GAAP NIM Contractual NIM 0.47% 0.51% 0.50% 0.51% 0.49% 4.55% 4.52% 4.48% 4.40% 4.54% 2.25% 2.32% 2.35% 2.43% 2.39% 4Q15 1Q16 2Q16 3Q16 4Q16 Loans Investments Cost of Funds 3.58% 3.67%+0.09% +0.01% -0.01% 3Q16 Loan Recovery Rate Increase Other 4Q16

01/26/2017 Note: See reconciliation of core non-interest income in appendix 13 Non-interest Income up Sequentially Non-interest Income (In millions) Non-interest Income Detail (In millions) ■ 4Q results include $0.5 mm from new credit card and merchant services products launched late last year $10.6 $2.6 $11.9 $12.4 $17.0 $10.5 $11.7 $11.8 $12.3 $15.1 4Q15 1Q16 2Q16 3Q16 4Q16 Non-interest Income Core Non-interest Income 4Q15 3Q16 4Q16 Services charges on deposits 4.9$ 4.8$ 5.9$ Debit card income 3.0 3.4 4.2 Fees on mortgage loans sold 0.9 1.3 1.4 Investment advisory and trust fees 0.6 0.3 0.6 FDIC indemnification asset expense (1.5) - - Securites gains 0.1 0.1 1.9 Other 2.6 2.5 3.0 Non-interest Income 10.6$ 12.4$ 17.0$ Less: Securities gains (0.1) (0.1) (1.9) Non-GAAP Core Non-interest Income 10.5$ 12.3$ 15.1$

01/26/2017 Note: See reconciliation of core efficiency ratio and core non-interest expense in appendix 14 Focused on Efficiency & Merger Cost Savings Efficiency Ratio Non-interest Expense Detail (In millions) ■ CommunityOne cost savings now expected to be fully realized during 2Q 42.8 45.0 43.3 45.8 54.1 $47.8 $46.9 $44.5 $47.5 $74.0 4Q15 1Q16 2Q16 3Q16 4Q16 Core Non-interest Expense Non-GAAP Adjustments 78.0% 58.2% 50% 55% 60% 65% 70% 75% 80% 85% Efficiency Ratio Core Efficiency Ratio Target 60%

01/26/2017 15 Liquidity and Capital Ratios Remain Strong Tier 1 Leverage Ratio Liquidity Portfolio Loan/Deposit Ratio *4Q16 capital ratio is preliminary ■ Acquisition of CommunityOne reduced tier 1 leverage ratio to 12.2% and loan-to-deposit ratio to 94.0% ■ Repurchased 0.4 mm shares following merger closing, bringing cumulative repurchases to 12.7 mm shares since IPO, which represents 25% of current outstanding shares ■ Reinvested CommunityOne securities portfolio at closing and maintained duration of 4.1 years at year-end 12.7% 12.5% 12.6% 12.9% 12.2% 4Q15 1Q16 2Q16 3Q16 4Q16* Cash / Equivalents, 18.3% U.S. Agency Securities, 0.7% Equity Securities and Mutual Funds, 0.2% Corporate bonds, 7.3% Municipal bonds, 1.2% Industrial Revenue, 0.2% MBS - GSE, 72.2% 96.1% 94.9% 98.9% 98.4% 94.0% 4Q15 1Q16 2Q16 3Q16 4Q16

01/26/2017 Credit Metrics New Loan Portfolio Performing Strongly Net Charge-offs (NCOs) Past Dues & Nonaccruals 16 0.22% 0.12% 0.15% 0.12% 0.24% 4Q15 1Q16 2Q16 3Q16 4Q16 0.11% 0.09% 0.17% 0.11% 0.23% 0.11% 0.11% 0.12% 0.18% 0.18% 4Q15 1Q16 2Q16 3Q16 4Q16 Past Due Non-Accruals4Q15 3Q16 4Q16 riticized 0.51% 0.25% 0.57% Classified Performing 0.31% 0.71% 0.37% Classified Nonperforming 0.11% 0.18% 0.18% Total Criticized/Classified 0.93% 1.14% 1.11% Reserves / Loans 0.48% 0.43% 0.41% Reserves / NCOs 2.21x 3.39x 1.72x Reserves / Nonaccruals 4.32x 2.28x 2.27x

01/26/2017 Legacy Credit Expenses (In thousands) Special Assets Remain at Low Levels Nonperforming Loans / Total Loans 17 Special Assets (In millions) ■ $61 mm transferred from CommunityOne to Special Assets portfolio 2.6% 1.2% 1.2% 1.1% 1.0% 2014 2015 1Q16 2Q16 3Q16 4Q16 1.0% 349 225 201 213 195 232 78 53 49 44 46 53 $427 $278 $249 $257 $241 $285 2014 Q415 1Q16 2 6 3Q16 4Q16 Loans REO 4Q15 3 4Q16 Provision (reversal) on legacy loans (1,161)$ 48$ (638)$ FDIC indemnification asset expense 1,526 - - OREO valuation expense 341 742 677 (Gains) losses on sales of OREO (801) (159) (150) Foreclosed asset related expense 405 397 513 Loan workout expense 650 206 327 Salaries and employee benefits 549 511 510 Total legacy credit expense 1,509$ 1,745$ 1,239$

01/26/2017 Owner Occupied CRE $1,321 18% C&I $1,469 20% 1-4 Resi $1,715 23% Jr. Lien / HELOC $508 7% Consumer Loans $449 6% Other $228 3% CRE Concentration well within Regulatory Guidelines Non-owner Occupied CRE $1,131 15% Other C&D $328 4% Multifamily $118 2% 1-4 C&D $140 2% Commercial Real Estate Loans 18 ■ Total CRE was 150% of total risk based capital ■ Construction & development loans were 41% of total risk based capital Portfolio by Loan Type (In millions)

01/26/2017 19 Appendix

01/26/2017 Use of Non-GAAP Financial Measures Core net income, core efficiency ratio, core return-on-assets ("core ROA"), tangible book value and tangible book value per share are each non-GAAP measures used in this report. A reconciliation to the most directly comparable GAAP financial measures - net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders' equity in the case of tangible book value and tangible book value per share - appears in tabular form at the end of this release. The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity. The Company uses these non-GAAP measures for various purposes, including measuring performance for incentive compensation and as a basis for strategic planning and forecasting. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. 20 GAAP and Non-GAAP Disclosures

01/26/2017 Diversified Loan Portfolio Commercial Loans by Industry Commercial Real Estate Portfolio by Collateral 22 1-4 Resi Construction, 26% Office, 13% Retail, 11% Warehouse/ Industrial, 9% Multifamily, 8% Mixed Use, 8% Hotel/Motel, 7% Commercial Land, 4% 1-4 Resi Land, 3% Other CRE, 3% Restaurant, 3% Assisted Living, 2% Other, 2% Retail Trade, 14% Manufacturing, 12% Real Estate, Rental, & Leasing, 11% Health Care & Social Assistance, 8%Other Services (except Public Administration), 8% Wholesale Trade, 8% Finance & Insurance, 6% Transportation & Warehousing, 6% Accommodation & Food Services, 5% Other, 5% Professional, Scientific, & Technical Services, 5% Construction, 3% Educational Services, 3% Administrative, Support, Waste Management, & Remediation Services, 3% Arts, Entertainment, & Recreation, 2% Mining, Quarrying, Oil & Gas Extraction, 2%

01/26/2017 23 Reconciliation of Core Noninterest Income / Expense $ 000's 4Q16 3Q16 2Q16 1Q16 4Q15 Net interest income $77,819 $62,627 $61,515 $61,367 $62,078 Reported non-interest income 17,016 12,370 11,922 2,566 10,597 Less: Securities gains 1,894 71 117 40 54 Termination of loss share – – – (9,178) – Core non-interest income $15,122 $12,299 $11,805 $11,704 $10,543 Reported non-interest expense $73,994 $47,530 $44,536 $46,938 $47,756 Less: Severance expense 7 – – 75 – Conversion costs and merger 18,245 331 881 1,107 31 Legal merger non deductible 280 61 355 580 673 Restructuring expense 4 (113) 5 142 33 Contract termination – – – – 4,215 Legal settlement 1,361 1,500 – – – Core non-interest expense $54,097 $45,751 $43,295 $45,034 $42,804 Core Fee Ratio* 16.3% 16.4% 16.1% 16.0% 14.5% Efficiency Ratio** 78.0% 63.4% 60.6% 73.4% 65.7% Core Efficiency Ratio*** 58.2% 61.1% 59.1% 61.6% 58.9% * Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income) ** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income) ***Core Efficiency Ratio: Core non-interest expense / (Net interest income + Core non-interest income)

Reconciliation of Core Net Income

$ 000's	Quarter Ended 4Q16	Quarter Ended 4Q16	Quarter Ended 3Q16	Quarter Ended 3Q16	Quarter Ended 4Q15	Quarter Ended 4Q15
Net income	**$ 12,434**	**$ 12,434**	**$ 18,488**	**$ 18,488**	**$ 15,021**	**$ 15,021**
Adjustments	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**
Non-Interest Income						
Security gains*	(1,894)	(1,170)	(71)	(44)	(54)	(33)
Non-Interest Expense						
Severance expense *	7	4	-	-	-	-
Restructuring expense*	4	3	(113)	(70)	32	20
Conversion costs and merger tax deductible*	18,245	11,270	331	205	33	20
Legal merger non deductible	280	280	61	61	673	673
Contract Termination	-	-	-	-	4,215	2,594
Tax adjustment	(1,350)	(1,350)	(1,067)	(1,067)	-	-
Legal settlement*	1,361	841	1,500	927	-	-
Tax effect of adjustments*	(6,775)	NA	(629)	NA	(1,625)	NA
Core Net Income	**$ 22,312**	**$ 22,312**	**$ 18,500**	**$ 18,500**	**$ 18,295**	**$ 18,295**
Diluted shares	50,387		43,909		44,550	
Core Net Income per share	$0.44		$0.42		$0.41	
Average Assets	$9,329,334		$7,592,776		$7,332,516	
Tangible Common Equity	$1,023,177		$883,031		$836,643	
ROA**	0.53%		0.97%		0.82%	
Core ROA***	0.96%		0.97%		1.00%	
Core ROTCE****	8.7%		8.4%		8.7%	

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / average assets
*** Core ROA: Annualized core net income / average assets
**** Core ROTCE: Annualized core net income / tangible common equity

01/26/2017
24

01/26/2017 25 Tangible Book Value (In thousands, except per share data) December 31, 2016 Total common shareholders' equity $1,292,047 Less: Goodwill and core deposit intangibles, net of taxes 256,176 Tangible book value* $1,035,871 Common shares outstanding 51,765 Tangible book value per share $20.01 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

01/26/2017 1. Includes effects of tax equivalent adjustments 2. Excludes purchase accounting adjustments 26 Contractual Net Interest Margin $ 000's Average Earning Net Interest Net Interest Assets Income1 Margin December 31, 2016 Reported 8,499,594 78,376 3.67% Purchase Accounting Impact (41,663) 8,633 0.40% Contractual Net Interest Margin2 3.27% September 30, 2016 Reported 7,009,363 63,083 3.58% Purchase Accounting Impact (33,558) 8,307 0.47% Contractual Net Interest Margin2 3.11% June 30, 2016 Reported 6,876,936 61,950 3.62% Purchase Accounting Impact (39,114) 6,438 0.37% Contractual Net Interest Margin2 3.25% March 31, 2016 Reported 6,832,335 61,786 3.64% Purchase Accounting Impact (44,537) 8,171 0.48% Contractual Net Interest Margin2 3.16% December 31, 2015 Reported 6,698,720 62,491 3.70% Purchase Accounting Impact (50,768) 8,460 0.49% Contractual Net Interest Margin2 3.21%